MASSMUTUAL SELECT FUNDS

MassMutual Select Small Company Growth Fund

Supplement dated July 1, 2015 to the

Prospectus dated April 1, 2015 and the

Summary Prospectus dated April 1, 2015

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.

The following information pertains to the Small Company Growth Fund:

The Board of Trustees of the MassMutual Select Funds has approved a Plan of Liquidation and Termination pursuant to which it is expected that the Small Company Growth Fund (the “Fund”) will be dissolved. Effective on or about September 28, 2015 (the “Termination Date”), shareholders of the various classes of shares of the Fund will receive proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

Please note that prior to the Termination Date, the Fund may hold most or all of its assets in cash or cash equivalents and therefore may not be able to meet its investment objective.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M-15-02

SCG-15-01